Vanguard Growth and Income Fund

Summary Prospectus

January 26, 2015

Investor Shares & Admiral™ Shares

Vanguard Growth and Income Fund Investor Shares (VQNPX)
Vanguard Growth and Income Fund Admiral Shares (VGIAX)

The Fund’s statutory Prospectus and Statement of Additional Information dated
January 26, 2015, as may be amended or supplemented, are incorporated into and made part of this Summary Prospectus by reference.
Before you invest, you may want to review the Fund’s Prospectus, which contains more information about the Fund and its risks. You can find the Fund’s Prospectus and other information about the Fund online at
www.vanguard.com/prospectus. You can also obtain this information at no cost by calling 800-662-7447 or by sending an e-mail request to
online@vanguard.com.

The Securities and Exchange Commission (SEC) has not approved or disapproved these securities or passed upon the adequacy of this prospectus. Any representation to the contrary is a criminal offense.

Investment Objective

The Fund seeks to provide a total return (capital appreciation plus dividend income) greater than the return of the Standard & Poor‘s 500 Index.

Fees and Expenses

The following table describes the fees and expenses you may pay if you buy and hold Investor Shares or Admiral Shares of the Fund.

Shareholder Fees
(Fees paid directly from your investment)
	Investor Shares	Admiral Shares
Sales Charge (Load) Imposed on Purchases	None	None
Purchase Fee	None	None
Sales Charge (Load) Imposed on Reinvested Dividends	None	None
Redemption Fee	None	None
Account Service Fee (for certain fund account balances below	$20/year	$20/year
$10,000)

Annual Fund Operating Expenses
(Expenses that you pay each year as a percentage of the value of your investment)
	Investor Shares	Admiral Shares
Management Fees	0.35%	0.24%
12b-1 Distribution Fee	None	None
Other Expenses	0.02%	0.02%
Total Annual Fund Operating Expenses	0.37%	0.26%

Examples

The following examples are intended to help you compare the cost of investing in the Fund’s Investor Shares or Admiral Shares with the cost of investing in other mutual funds. They illustrate the hypothetical expenses that you would incur over various periods if you invested $10,000 in the Fund’s shares. These examples assume that the Shares provide a return of 5% a year and that total annual fund operating expenses remain as stated in the preceding table. The results apply whether or not you redeem your investment at the end of the given period. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
Investor Shares	$38	$119	$208	$468
Admiral Shares	$27	$84	$146	$331

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in more taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the previous expense examples, reduce the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 133% of the average value of its portfolio.

Principal Investment Strategies

To achieve its objective, the Fund’s advisors use quantitative approaches to select a broadly diversified group of stocks that, as a whole, have investment characteristics similar to those of the S&P 500 Index (which is primarily composed of large-capitalization U.S. stocks), but are expected to provide a higher total return than that of the Index. At least 65% (and typically more than 90%) of the Fund’s assets will be invested in stocks that are included in the Index. Most of the stocks held by the Fund provide dividend income as well as the potential for capital appreciation. The Fund uses multiple investment advisors.

Principal Risks

An investment in the Fund could lose money over short or even long periods. You should expect the Fund’s share price and total return to fluctuate within a wide range, like the fluctuations of the overall stock market. The Fund is subject to the following risks, which could affect the Fund’s performance:

• Stock market risk, which is the chance that stock prices overall will decline. Stock markets tend to move in cycles, with periods of rising prices and periods of falling prices.

• Investment style risk, which is the chance that returns from large-capitalization stocks will trail returns from the overall stock market. Large-cap stocks tend to go through cycles of doing better—or worse—than other segments of the stock market or the stock market in general. These periods have, in the past, lasted for as long as several years.

• Manager risk, which is the chance that poor security selection will cause the Fund to underperform relevant benchmarks or other funds with a similar investment objective.

An investment in the Fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

Annual Total Returns

The following bar chart and table are intended to help you understand the risks of investing in the Fund. The bar chart shows how the performance of the Fund‘s Investor Shares has varied from one calendar year to another over the periods shown. The table shows how the average annual total returns of the share classes presented compare with those of a relevant market index, which has investment characteristics similar to those of the Fund. Keep in mind that the Fund’s past performance (before and after taxes) does not indicate how the Fund will perform in the future. Updated performance information is available on our website at vanguard.com/performance or by calling Vanguard toll-free at 800-662-7447.

Annual Total Returns — Vanguard Growth and Income Fund Investor Shares

During the periods shown in the bar chart, the highest return for a calendar quarter was 15.10% (quarter ended September 30, 2009), and the lowest return for a quarter was –23.47% (quarter ended December 31, 2008).

Average Annual Total Returns for Periods Ended December 31, 2014

	1 Year	5 Years	10 Years
Vanguard Growth and Income Fund Investor Shares
Return Before Taxes	14.04%	15.72%	6.95%
Return After Taxes on Distributions	11.99	15.02	6.28
Return After Taxes on Distributions and Sale of Fund Shares	9.56	12.69	5.61
Vanguard Growth and Income Fund Admiral Shares
Return Before Taxes	14.16%	15.85%	7.10%
Standard & Poor's 500 Index
(reflects no deduction for fees, expenses, or taxes)	13.69%	15.45%	7.67%

Actual after-tax returns depend on your tax situation and may differ from those shown in the preceding table. When after-tax returns are calculated, it is assumed that the shareholder was in the highest individual federal marginal income tax bracket at the time of each distribution of income or capital gains or upon redemption. State and local income taxes are not reflected in the calculations. Please note that after-tax returns are shown only for the Investor Shares and may differ for each share class. After-tax returns are not relevant for a shareholder who holds fund shares in a tax-deferred account, such as an individual retirement account or a 401(k) plan. Also, figures captioned Return After Taxes on Distributions and Sale of Fund Shares may be higher than other figures for the same period if a capital loss occurs upon redemption and results in an assumed tax deduction for the shareholder.

Investment Advisors

D. E. Shaw Investment Management, L.L.C. (DESIM)

Los Angeles Capital Management and Equity Research, Inc. (Los Angeles Capital)

The Vanguard Group, Inc. (Vanguard)

Portfolio Managers

Anne Dinning, Ph.D., Managing Director and Chief Investment Officer of DESIM. She has managed a portion of the Fund since 2013 (co-managed since 2014).

Philip Kearns, Ph.D., Managing Director of DESIM. He has co-managed a portion of the Fund since 2014.

Hal W. Reynolds, CFA, Chief Investment Officer and Principal of Los Angeles Capital. He has co-managed a portion of the Fund since 2011.

Thomas D. Stevens, CFA, Chairman and Principal of Los Angeles Capital. He has co-managed a portion of the Fund since 2011.

James D. Troyer, CFA, Principal of Vanguard. He has managed a portion of the Fund since 2011 (co-managed since 2012).

James P. Stetler, Principal of Vanguard. He has co-managed a portion of the Fund since 2012.

Michael R. Roach, CFA, Portfolio Manager at Vanguard. He has co-managed a portion of the Fund since 2012.

Purchase and Sale of Fund Shares

You may purchase or redeem shares online through our website (vanguard.com), by mail (The Vanguard Group, P.O. Box 1110, Valley Forge, PA 19482-1110), or by telephone (800-662-2739). The minimum investment amount required to open and maintain a Fund account for Investor Shares or Admiral Shares is $3,000 or $50,000, respectively. The minimum investment amount required to add to an existing Fund account is generally $1. Institutional, financial intermediary, and Vanguard retail managed clients should contact Vanguard for information on special eligibility rules that may apply to them regarding Admiral Shares.

Tax Information

The Fund’s distributions may be taxable as ordinary income or capital gain. If you are investing through a tax-deferred retirement account, such as an IRA, special tax rules apply.

Payments to Financial Intermediaries

The Fund and its investment advisors do not pay financial intermediaries for sales of Fund shares.

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Vanguard Growth and Income Fund Investor Shares—Fund Number 93 Vanguard Growth and Income Fund Admiral Shares—Fund Number 593

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SP 93 012015